Exhibit 99.2

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	April 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	March 1, 2003	Previous Distribution Date:	March 17, 2003
Collection Period End Date:	March 31, 2003	Previous Collection Period End Date:	February 28, 2003

A. Initial Bond Characteristics		Cutoff Balance	Coupon	Accrual Calendar	Legal Final Maturity	CUSIP

i.	Class A-1 Notes	$230,000,000	6.745%	Actual/360	11/15/2001	03216TAA8
ii.	Class A-2 Notes	240,000,000	6.700%	30/360	02/17/2003	03216TAB6
iii.	Class A-3 Notes	315,000,000	6.670%	30/360	07/15/2004	03216TAC4
iv.	Class A-4 Notes	103,640,000	6.760%	30/360	02/15/2005	03216TAD2
v.	Class B Notes	28,510,000	7.080%	30/360	07/15/2005	03216TAE0
vi.	Class C Notes	14,260,000	7.440%	30/360	02/15/2007	03216TAF7

B. Bond Balances		Balance as of		% of Original Balance		Unpaid Interest 03/17/03	Unpaid Interest 04/15/03
		03/17/03	04/15/03	03/17/03	04/15/03

i.	Class A-1 Notes	$0	$0	0.00%	0.00%	—	—
ii.	Class A-2 Notes	—	—	0.00%	0.00%	—	—
iii.	Class A-3 Notes	64,108,412	48,802,407	20.35%	15.49%	—	—
iv.	Class A-4 Notes	103,640,000	103,640,000	100.00%	100.00%	—	—
v.	Class B Notes	28,510,000	28,510,000	100.00%	100.00%	—	—
vi.	Class C Notes	14,260,000	14,260,000	100.00%	100.00%	—	—

C. Reserve Account

i.	Initial Reserve Deposit	$7,128,117.29
ii.	Beginning of Period Reserve Balance	7,128,117.29
iii.	Specified Reserve Account Percent	0.75	% of Initial Pool Balance
iv.	Specified Reserve Account Floor	7,128,117.29
v.	Specified Reserve Account Balance	7,128,117.29
vi.	Reserve Account Release	—
vii.	Reserve Account Draws	—
viii.	Reserve Account Deposits	—
ix.	End of Period Reserve Balance	7,128,117.29
x.	Specified Credit Enhancement Percent	3.25%
xi.	Specified Credit Enhancement Floor	7,128,117.29

D. Servicing

i.	Servicing Fee Percentage	1.00%
ii.	Beginning of Period Servicing Shortfall	—
iii.	End of Period Servicing Shortfall	—

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	April 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	March 1, 2003	Previous Distribution Date:	March 17, 2003
Collection Period End Date:	March 31, 2003	Previous Collection Period End Date:	February 28, 2003

E. Portfolio Characteristics		Initial Balance	Balance as of		Percent of Original as of
		9/30/00	02/28/03	03/31/03	02/28/03	03/31/03

i.	Principal Balance	$950,415,639	$210,518,412	$195,212,407	22.15%	20.54%
ii.	Number of Contracts	73,293	28,844	27,510	39.35%	37.53%
iii.	Weighted Average Coupon (WAC)	9.44%	9.52%	9.52%
iv.	Weighted Average Original Term	61.40	63.12	63.22
v.	Weighted Average Remaining Term	49.40	27.52	26.81
vi.	Weighted Average Seasoning	12.00	35.61	36.41

F. Portfolio Performance		# of Contracts		% of Number of Contracts		Principal Balance		% of Principal Balance
		02/28/03	03/31/03	02/28/03	03/31/03	02/28/03	03/31/03	02/28/03	03/31/03

i.	30-59 Days Delinquent	543	540	1.88%	1.96%	$4,168,307	$4,010,975	1.98%	2.05%
ii.	60-89 Days Delinquent	139	132	0.48%	0.48%	1,032,689	894,441	0.49%	0.46%
iii.	90-119 Days Delinquent	51	36	0.18%	0.13%	321,402	262,234	0.15%	0.13%
iv.	120+ Days Delinquent	—	—	0.00%	0.00%	—	—	0.00%	0.00%
v.	Repo In Inventory (Charged-off)	10	10	0.03%	0.04%	104,857	54,072	0.05%	0.03%
vi.	Repo In Inventory (Not Charged-Off)	18	20	0.06%	0.07%	195,243	216,631	0.09%	0.11%
vii.	Gross Charge-Offs in Period	45	58	0.16%	0.21%	304,746	292,572	0.14%	0.15%

G. Portfolio Charge-Offs		$		% of Original Balance
		02/28/03	03/31/03	02/28/03	03/31/03

i.	Gross Charge-Offs In Period	$ 304,746	$ 292,572	0.032%	0.031%
ii.	Cumulative Gross Charge-Offs	12,888,610	13,181,182	1.356%	1.387%
iii.	Net Losses In Period	158,827	119,747	0.017%	0.013%
iv.	Cumulative Net Losses	8,372,539	8,492,286	0.881%	0.894%

H. Pool Collections

i.	Borrower Interest Collections	$ 1,586,237.73
ii.	Borrower Principal Collections	14,802,873.76
iii.	Net Liquidation Proceeds	172,470.91
iv.	Recoveries	172,825.01
v.	Repurchase Amounts (Interest)	323.39
vi.	Repurchase Amounts (Principal)	38,089.35
vii.	Total Interest Collections	1,586,561.12
viii.	Total Principal Collections	15,186,259.03

I. Pool Balance Reconciliation

i.	Beginning Pool Balance	$210,518,412.46
ii.	Pool Balance Reductions from Principal Collections	15,013,434.02
iii.	Gross Charge-Offs In Period	292,571.83
iv.	Ending Pool Balance	195,212,406.61

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	April 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	March 1, 2003	Previous Distribution Date:	March 17, 2003
Collection Period End Date:	March 31, 2003	Previous Collection Period End Date:	February 28, 2003

J. Total Available

i.	Total Pool Collections		$16,772,820.15
ii.	Reinvestment Income from Reserve Account		528.72
	Reserve Account Balance	$7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

iii.	Reserve Account Release	0.00	0.00
iv.	Collected Funds		$16,773,348.87

K. Waterfall		Calculation Steps	Amount Due	Amount Available for Distribution	Reserve Balance	Reserve Account Draw	Amount Paid

	Servicing Fee	$175,432.01
	Previous Servicing Fee Shortfall	0.00

i.	Total Servicing Fee	$175,432.01	$175,432.01	$16,773,348.87	$7,128,117.29	$0.00	$175,432.01
ii.	Class A Notes Interest Distribution		940,174.59	16,597,916.86	7,128,117.29	0.00	940,174.59
	Class A Notes Balance	167,748,412.46
	Pool Balance	195,212,406.61

iii.	First Priority Principal Distribution	0.00	0.00	15,657,742.27	7,128,117.29	0.00	0.00
iv.	Class B Notes Interest Distribution		168,209.00	15,657,742.27	7,128,117.29	0.00	168,209.00
	Class A and B Notes Balance	196,258,412.46
	Pool Balance	195,212,406.61

v.	Second Priority Principal Distribution	1,046,005.85	1,046,005.85	15,489,533.27	7,128,117.29	0.00	1,046,005.85
vi.	Class C Notes Interest Distribution		88,412.00	14,443,527.42	7,128,117.29	0.00	88,412.00
vii.	Reserve Fund Deposit		0.00	14,355,115.42			0.00
	Outstanding Money Market Securities	0.00
	Total Notes Balance	210,518,412.46
	Specified Credit Enhancement Amount	7,128,117.29
	Specified Reserve Account Amount	7,128,117.29

	Specified Overcollateralization Amount	0.00
	Target Securities Balance	195,212,406.61

viii.	Regular Principal Distribution	14,260,000.00	14,260,000.00	14,355,115.42			14,260,000.00
ix.	Release to Seller		95,115.42	95,115.42	7,128,117.29		95,115.42

AmSouth Auto Trust 2000-1

Monthly Servicing Report

Distribution Date:	April 15, 2003	Closing Date:	October 19, 2000
Collection Period Begin Date:	March 1, 2003	Previous Distribution Date:	March 17, 2003
Collection Period End Date:	March 31, 2003	Previous Collection Period End Date:	February 28, 2003

L. Bond Interest Distributions	Coupon	Number of Days in Period	Current Interest	Previous Interest Shortfall	Accrued Interest on Interest Shortfall	Total Bond Interest Due	Total Bond Interest Paid	Interest Shortfall

Total Class A Notes			$940,174.59	$—	$—	$940,174.59	$940,174.59	$—
Class A-1 Notes	6.745%	29	—	—	—	—	—	—
Class A-2 Notes	6.70%	30	—	—	—	—	—	—
Class A-3 Notes	6.67%	30	356,335.93	—	—	356,335.93	356,335.93	—
Class A-4 Notes	6.76%	30	583,838.67	—	—	583,838.67	583,838.67	—
Class B Notes	7.08%	30	168,209.00	—	—	168,209.00	168,209.00	—
Class C Notes	7.44%	30	88,412.00	—	—	88,412.00	88,412.00	—

M. Bond Principal Distributions

First Priority Principal Distribution	$—
Second Priority Principal Distribution	1,046,005.85
Regular Principal Distribution	14,260,000.00

Total Principal Distribution	15,306,005.85
Class A-1 Notes Principal Distribution	—
Class A-2 Notes Principal Distribution	—
Class A-3 Notes Principal Distribution	15,306,005.85
Class A-4 Notes Principal Distribution	—
Class B Notes Principal Distribution	—
Class C Notes Principal Distribution	—